UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2011

SquareTwo Financial Corporation

 (Exact Name of Registrant as Specified in its Charter)

Delaware	333-170734	84-1261849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 South Monaco Street, Denver, Colorado 80237

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 303-296-3345

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On June 30, 2011, CA Holding, Inc. (“CA Holding”), the parent company of SquareTwo Financial Corporation, filed its Seventh Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Seventh Amended and Restated Charter”), a copy of which is attached hereto as Exhibit 99.1.  The Seventh Amended and Restated Charter amends the Sixth Amended and Restated Certificate of Incorporation of CA Holding to modify the terms of the Series B-2 Contingent Preferred Stock of CA Holding.

The disclosures contained in this Item 8.01 do not purport to be a complete description of the Seventh Amended and Restated Charter and are qualified in their entirety by reference to the Seventh Amended and Restated Charter, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Seventh Amended and Restated Certificate of Incorporation of CA Holding, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARETWO FINANCIAL CORPORATION

Date: July 6, 2011	By:	/s/ THOMAS G. GOOD
Name: Thomas G. Good
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Seventh Amended and Restated Certificate of Incorporation of CA Holding, Inc.